Consolidated Statements of Condition (Parentheticals) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Securities held to maturity, fair value (in Dollars)	$ 24,624	$ 22,847
Common stock par value (in Dollars per share)	$ 1.00	$ 1.00
Common stock, shares authorized	10,000,000	10,000,000
Common stock, shares issued	4,721,943	4,686,295
Treasury stock, shares	659,739	659,739